UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Scurities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2008

PERCEPTRON, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 below is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

On March 17, 2008, Perceptron, Inc. (the “Company”) executed an amendment (the “Amendment”) to the Rights Agreement, dated as of March 23, 1998, between the Company and American Stock Transfer & Trust Company (the “Rights Agreement”), which provides for the right to purchase (a “Right”) one one-hundredth of a share of Series A Preferred Stock, no par value (the “Preferred Stock”).

The following is a description of the Amendment:

•	The Amendment changes the “Final Expiration Date,” as defined in Section 7(a) of the Rights Agreement, from March 23, 2008 to March 23, 2018.

•
The Amendment changes the purchase price payable upon exercise of the Rights contained in Section 7(b) of the Rights Agreement from $135.00 per one one-hundredth of a share of the Company’s Series A Preferred Stock to $73.00 per one one-hundredth of a share of the Company’s Series A Preferred Stock. The Rights are not exercisable until the occurrence of the Distribution Date and such exercise is subject to the other requirements of the Rights Agreement.

•
The Amendment modifies the flip-in provision contained in Section 11(a)(ii)(B) of the Rights Agreement so that it is triggered upon a person becoming an Acquiring Person, rather than the separate fifteen percent beneficial owner concept previously used.

•
The Amendment clarifies, in Section 11(a)(ii)(B) of the Rights Agreement, that, for a tender offer or exchange offer for all outstanding shares of Common Stock of the Company to constitute a Permitted Offer, the determination by a majority of the Continuing Directors that the offer is at a price and on terms that is fair to shareholders, and otherwise in the best interests of the Company and its shareholder, must be made prior to the consummation of the Permitted Offer.

•
The Amendment modifies the redemption provision in Section 23(a) and (b) of the Rights Agreement to provide that the Board’s right to redeem the Rights expires once a Person becomes an Acquiring Person, rather than ten business days after the Shares Acquisition Date as previously provided.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which has been filed as Exhibit 3 to Form 8-A/A filed on March 20, 2008, and incorporated herein by reference. Capitalized terms used herein, but not otherwise defined, shall have the meaning given to it in the Rights Agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

4.13
Amendment to Rights Agreement, dated as of March 17, 2008, between Perceptron, Inc. and American Stock Transfer & Trust Company, as Rights Agent (filed as Exhibit 3 to the Company’s Form 8-A/A filed on March 20, 2008, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC

Date: March 20, 2008	By:	/s/ David W. Geiss
David W. Geiss Vice President and General Counsel